SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Date of Report (Date of earliest event reported):

October 28, 2003

Commission File Number: 000-32987

Colony RIH Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	95-4849060
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Resorts International Hotel and Casino, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	95-4828297
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1133 Boardwalk Atlantic City, NJ	08401
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code:

(609) 344-6000

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1        Press release of the Registrants, dated October 28, 2003.

ITEM 12. Results of Operations and Financial Condition

Attached as Exhibit 99.1 is a copy of the press release of the Registrants, dated October 28, 2003 announcing the Registrants’ financial results for the quarter ended September 30, 2003. Included in the press release furnished as Exhibit 99.1 are certain non-GAAP financial measures. The Registrants have historically presented certain non-GAAP financial measures as management believes such non-GAAP financial measures are commonly used measures of operating performance in the gaming industry.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

COLONY RIH HOLDINGS, INC.

Dated: October 28, 2003	/s/ Joseph P. Weis

Joseph P. Weis Senior Vice President Finance/CFO (Duly Authorized Officer and Principal Financial Officer)

RESORTS INTERNATIONAL HOTEL AND CASINO, INC.

Dated: October 28, 2003	/s/ Joseph P. Weis

Joseph P. Weis Senior Vice President Finance/CFO (Duly Authorized Officer and Principal Financial Officer)